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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 12, 2000


                                  NAVIDEC, INC.
               (Exact Name of Registrant as Specified in Charter)



           COLORADO                       0-29098               33-0502730
           --------                       -------               ----------
(State or Other Jurisdiction      (Commission File Number)   (IRS Employer
      of Incorporation)                                      Identification No.)

         FIDDLER'S GREEN CENTER, 6399 S. FIDDLER'S GREEN CIRCLE,
                   SUITE 300, GREENWOOD VILLAGE, CO                80111
                  (Address of Principal Executive Offices)       (Zip Code)


       Registrant's telephone number, including area code: (303) 222-1000.







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ITEM 5.  OTHER EVENTS.

         On October 12, 2000, the board of directors of Navidec, Inc. (the "Company") authorized the repurchase by the Company of up to 1,000,000 shares of its common stock. The Company has approximately 11,200,000 shares outstanding.

         The shares will be repurchased in the open market from time to time, depending on market conditions.





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ITEM 7(c).  EXHIBITS.

         The following exhibit is filed with this report.

         EXHIBIT NO.                      DESCRIPTION
         -----------                      -----------

            99.1                   Press Release dated October 12, 2000




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 NAVIDEC, INC.



Date:  October 16, 2000                     By:  /S/  PATRICK MAWHINNEY
                                                 ----------------------
                                                 Patrick Mawhinney
                                                 Chief Financial Officer